1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2015
Summary Of Significant Accounting Policies Tables
Net Income (loss) Per Common Share

	2015	2014
Common stock issuable upon conversion of convertible debentures	2,091,000	2,691,000
Options to purchase common stock	5,495,000	2,050,000
Warrants to purchase common stock	8,900,834	9,324,000
Totals	16,486,834	13,975,000